Exhibit T3E.5


                        NOTICE OF GUARANTEED DELIVERY

                     POLYTAMA INTERNATIONAL FINANCE B.V.
                                     and
                           P.T. POLYTAMA PROPINDO

                           Offer to Exchange their
                    8% Guaranteed Secured Notes due 2017
                                  and their
              6% Guaranteed Secured Exchangeable Notes due 2012
                        for all of their outstanding
                  11 1/4% Guaranteed Secured Notes due 2007
                            (CUSIP No. 7318OUAA)


               Pursuant to the Confidential Offering Circular
                           Dated November 7, 2002

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 9,
2002, (THE "EXPIRATION TIME") UNLESS EXTENDED OR EARLIER TERMINATED.
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         This Notice of Guaranteed Delivery ("Notice") relates to the offer
(the "Exchange Offer") by Polytama International Finance B.V. (the "Issuer") and P.T. Polytama Propindo (the "Company") to exchange, based on the face value of the Existing Notes (as defined below) (1) $0.5171 principal amount of their 8% Guaranteed Secured Notes due 2017 (the "New Senior Notes") and
(2) $0.1724 principal amount of their 6% Guaranteed Secured Exchangeable
Notes due 2012 (the "New Exchangeable Notes" and, together with the New
Senior Notes, the "New Notes") for each $1.00 principal amount of their outstanding 11 1/4% Guaranteed Secured Notes due 2007 (the "Existing
Notes"). Capitalized terms used but not defined herein have the meanings assigned to them in the Offering Circular (as defined below).

                The Exchange Agent for the Exchange Offer is:

                            The Bank of New York

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By Hand and Overnight Courier:       By Registered or Certified Mail:          By Facsimile:

     The Bank of New York                  The Bank of New York                (212) 298-1915
  Corporate Trust Operations            Corporate Trust Operations
     Reorganization Unit                    Reorganization Unit
 101 Barclay Street, Floor 7E          101 Barclay Street, Floor 7E
   New York, New York 10286              New York, New York 10286
     Attn: Diane Amoroso                    Attn: Diane Amoroso
                                                                          To Confirm by Telephone:
                                                                               (212) 815-3738
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         DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE
OR TRANSMISSION OF THIS NOTICE VIA FACSIMILE TO A NUMBER OTHER THAN AS SET
FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Medallion Signature Guarantor" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

         You must use this Notice, or one substantially equivalent to this form, to tender your Existing Notes in the Exchange Offer if, on or prior to the Expiration Time, either (i) the procedures for book-entry delivery of your Existing Notes cannot be completed, or (ii) you are unable to properly complete and sign the Letter of Transmittal, or a manually signed facsimile copy thereof, in accordance with the instructions contained in the Letter of Transmittal, and deliver the Letter of Transmittal, and any required signature guarantees and other required documents, together with your certificates representing the Existing Notes being tendered, to The Bank of New York as exchange agent (the "Exchange Agent"), at the addresses or facsimile numbers set forth above. This Notice may be delivered by hand, overnight courier or mail, or transmitted via facsimile, to the Exchange Agent and must be received by the Exchange Agent at, or prior to the Expiration Time. The Exchange Offer is made on the terms and subject to the conditions set forth in the enclosed Confidential Offering Circular dated November 7, 2002 (the "Offering Circular") and the accompanying Letter of Transmittal.

         In order to utilize the guaranteed delivery procedure to tender Existing Notes pursuant to the Exchange Offer, either (i)(a) you must guarantee that the procedures for book-entry delivery of such Existing Notes will be completed, and that the Exchange Agent will receive an Agent's Message or a properly completed, dated and duly executed Letter of Transmittal relating to such Existing Notes (or a manually signed facsimile copy thereof), with any required signature guarantees, in each case, within three New York Stock Exchange trading days after the date of execution of this Notice, and (b) the Exchange Agent must actually receive a book-entry delivery of such Existing Notes into the account of the Exchange Agent at DTC, together with an Agent's Message or a properly completed, dated and duly executed Letter of Transmittal (or a manually signed facsimile copy thereof), within three New York Stock Exchange trading days after the date of execution of this Notice; or (ii)(a) you must guarantee that the Exchange Agent will receive a properly completed, dated and duly executed Letter of Transmittal relating to such Existing Notes (or a manually signed facsimile copy thereof), with any required signature guarantees and other required documents, together with the certificates evidencing such Existing Notes, within three New York Stock Exchange trading days after the date of execution of this Notice, and (b) the Exchange Agent must actually receive such certificates evidencing such Existing Notes, together with a properly completed, dated and duly executed Letter of Transmittal (or a manually signed facsimile copy thereof), with any required signature guarantees and other required documents, within three New York Stock Exchange trading days after the date of execution of this Notice.

Ladies and Gentlemen:

         The undersigned hereby tenders to Polytama International Finance B.V. (the "Issuer"), upon the terms and subject to the conditions set forth in the Confidential Offering Circular, dated November 7, 2002 (the "Offering Circular"), and the related Letter of Transmittal, receipt of each of which the undersigned hereby acknowledges, the aggregate principal amount of Existing Notes set forth below, pursuant to the guaranteed delivery procedures described in the Letter of Transmittal and under the caption "The Exchange Offer--Procedures for Tendering Existing Notes" in the Offering Circular.

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
                                                                        PLEASE SIGN HERE

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Aggregate Principal Amount of Existing Notes Tendered
                                                                        X
                                                                        -----------------------------------------------

                                                                        X
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Name(s) of Holders                                                      Signature(s) of Owner(s)              Date
                                                                        or Authorized Signatory



                                                                        ------------------------------------------------
-------------------------------------------------------------------              Area Code and Telephone Number
Name of Eligible Guarantor Institution Guaranteeing Delivery
                                                                        Must be signed by the holder(s) of the Existing
                                                                        Notes being tendered as the name(s) appear(s) on
                                                                        the certificates evidencing such Existing Notes or
                                                                        on a security position listing, or by person(s)
Provide the following information for Existing Notes certificates       authorized to become registered holder(s) by
to be delivered to the Exchange Agent:                                  endorsement and documents transmitted with this
                                                                        Notice of Guaranteed Delivery. If signature is by
                                                                        a trustee, executor, administrator, guardian,
                                                                        attorney-in-fact, officer or other person acting
                                                                        in a fiduciary or representative capacity, such
                                                                        person must set forth his or her full title below.
                                                                        Please print name(s) and address(es).

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Certificate Numbers for Existing Notes Tendered



Provide the following information for Existing Notes to be
tendered by book-entry delivery:
                                                                        ------------------------------------------------------

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Name of Tendering Institution                                           Name(s):



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DTC Account Number                                                      ------------------------------------------------------
                                                                        Capacity:
All authority herein conferred or agreed to be conferred shall
survive the death or incapacity of the undersigned, and every           ___________________________________________
obligation of the undersigned hereunder shall be binding upon the       ___________________________________________
heirs, personal representatives, successors and assigns of the          ___________________________________________
undersigned.                                                            ___________________________________________
                                                                        Address(es):
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

                                  GUARANTEE

                  (Not To Be Used For Signature Guarantees)

         The undersigned, a firm or other entity identified in Rule l7Ad-15 under the United States Securities Exchange Act of 1934, as amended, as an "Eligible Guarantor Institution," which definition includes: (i) Banks (as that term is defined in Section 3(a) of the Federal Deposit Insurance Act);
(ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Act; (iii) Credit unions (as that term is defined in Section 19(b)(1)(A) of the Federal Reserve Act); (iv) National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Act; and (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act), hereby guarantees to deliver to the Exchange Agent, within two New York Stock Exchange trading days after the date of execution of this Notice, the Existing Notes tendered hereby, either: (a) by book-entry transfer, to the account of the Exchange Agent at DTC, pursuant to the procedures for book-entry delivery set forth in the Offering Circular, together with an Agent's Message or one or more properly completed, dated and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, and any other required documents, or (b) by delivering certificates representing the Existing Notes tendered hereby, together with the properly completed, dated and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, and any other required documents.

         The undersigned acknowledges that it must deliver the Existing Notes tendered hereby, either (i) by book-entry transfer into the account of the Exchange Agent at DTC, together with an Agent's Message, or the Letter of Transmittal (or a manually signed facsimile copy thereof), and any required signature guarantees and other required documents, or (ii) by delivering to the Exchange Agent certificates representing the Existing Notes tendered hereby, together with the Letter of Transmittal (or a manually signed facsimile copy thereof), and any required signature guarantees and other required documents, in either case, within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

                           (Please Type or Print)

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
   ---------------------------------------------------------------           ------------------------------------------------
                            (Firm Name)                                                  (Authorized Signature)


   ---------------------------------------------------------------           ------------------------------------------------
                                                                                    (Print or Type Name of Signatory)

   ---------------------------------------------------------------
                           (Firm Address)
                                                                             ------------------------------------------------
                                                                                                 (Title)

   ---------------------------------------------------------------
                  (Area Code and Telephone Number                            ------------------------------------------------
                          and Fax Number)                                                        (Date)

DO NOT SEND PHYSICAL CERTIFICATES REPRESENTING EXISTING NOTES WITH THIS NOTICE. SUCH PHYSICAL CERTIFICATES SHOULD BE SENT TO
THE EXCHANGE AGENT, TOGETHER WITH A PROPERLY COMPLETED AND EXECUTED LETTER OF TRANSMITTAL.

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